ABS LONG/SHORT STRATEGIES FUND
POWER OF ATTORNEY

The undersigned member of the Board of Trustees of ABS Long/Short Strategies Fund (the “Trustee”), a statutory trust organized under the laws of the State of Delaware (the “Trust”), hereby constitutes and appoints Laurence K. Russian, Chief Executive Officer and President of the Trust, and David J. Finn, Chief Financial Officer, Treasurer and Secretary of the Trust, and each of them singly, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements applicable to the Trust and amendments thereto under the provisions of the Securities Act of 1933, as amended and/or the Investment Company Act, as amended, including without limitation a Registration Statement on Form N-2, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby declares that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original and the validity and effect of this instrument shall be governed by, and the terms of this instrument shall be construed in accordance with, the law of the State of Delaware.

IN WITNESS WHEREOF, this 28th day of September, 2015.

September 28, 2015	/s/ Bruce Beatty
Bruce Beaty, Trustee

SIGNED, SEALED, AND DECLARED by the Trustee as his Power of Attorney in the presence of the following witness, who has signed in the presence of and at the request of the Trustee on the day and year appearing above.

I, the witness, swear that I am not related to the Principal by blood, marriage, civil union, or adoption; and that I am not entitled to any portion of the estate of the Principal under the Principal's current will or codicil, or under any current trust instrument of the Principal.

/s/ David Finn	Witness Signature

David Finn	Witness Name (Printed)

STATE OF CONNECTICUTT:: SS.
COUNTY OF Fairfield:
T
This Power of Attorney was signed by the Trustee, witnessed by the person aforesaid, and acknowledged before me, the Subscriber, a Notary Public, this 28th day of September, 2015.

/s/ Dayana Ovalle
Notary Public
Connecticut
My Comm. Expires December 31, 2019

ABS LONG/SHORT STRATEGIES FUND
POWER OF ATTORNEY

The undersigned member of the Board of Trustees of ABS Long/Short Strategies Fund (the “Trustee”), a statutory trust organized under the laws of the State of Delaware (the “Trust”), hereby constitutes and appoints Laurence K. Russian, Chief Executive Officer and President of the Trust, and David J. Finn, Chief Financial Officer, Treasurer and Secretary of the Trust, and each of them singly, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements applicable to the Trust and amendments thereto under the provisions of the Securities Act of 1933, as amended and/or the Investment Company Act, as amended, including without limitation a Registration Statement on Form N-2, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby declares that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original and the validity and effect of this instrument shall be governed by, and the terms of this instrument shall be construed in accordance with, the law of the State of Delaware.

IN WITNESS WHEREOF, this 28th day of September, 2015.

September 28, 2015	/s/ Richard Latto
Richard Latto, Trustee

SIGNED, SEALED, AND DECLARED by the Trustee as his Power of Attorney in the presence of the following witness, who has signed in the presence of and at the request of the Trustee on the day and year appearing above.

I, the witness, swear that I am not related to the Principal by blood, marriage, civil union, or adoption; and that I am not entitled to any portion of the estate of the Principal under the Principal's current will or codicil, or under any current trust instrument of the Principal.

/s/ David Finn	Witness Signature

David Finn	Witness Name (Printed)

STATE OF CONNECTICUT:: SS.
COUNTY OF Fairfield:
T
This Power of Attorney was signed by the Trustee, witnessed by the person aforesaid, and acknowledged before me, the Subscriber, a Notary Public, this 28th day of September, 2015.

/s/ Dayana Ovalle
Notary Public
Connecticut
My Comm. Expires December 31, 2019